The Michaels Companies and its Subsidiaries	12 Months Ended
Feb. 01, 2014
The Michaels Companies and its Subsidiaries
The Michaels Companies and its Subsidiaries

Note 2.  The Michaels Companies and its subsidiaries

In July 2013, the Company's corporate structure was reorganized into a holding company structure (the "Reorganization"). The Michaels Companies, Inc. ("Parent"), Michaels FinCo Holdings, LLC ("FinCo Holdings"), Michaels FinCo, Inc. ("FinCo Inc.") and Michaels Funding, Inc. ("Holdings") and Michaels Stores MergerCo, Inc. ("MergerCo") were formed in connection with the Reorganization and (i) MergerCo was merged with and into Michaels Stores, Inc. ("MSI") with MSI being the surviving corporation; (ii) each share of MSI common stock was converted into the right to receive one share of the Company's common stock, subject to the same vesting conditions, if any, as applied to the share so converted, and each such share of MSI common stock was cancelled and retired and ceased to exist; and (iii) each option to purchase one or more shares of common stock of MSI was assumed by the Company and converted into an option to purchase an equivalent number of shares of common stock of the Company with the remaining terms of each such option remaining unchanged, except as was necessary to reflect the Reorganization. Approximately 174.8 million shares of MSI common stock were converted into the Company's common stock. MSI shares were then cancelled and retired. MSI then issued 100 shares of stock with a $0.10 par value to Holdings. As a result of the Reorganization, FinCo Holdings is wholly owned by the Company. FinCo Inc. and Holdings are wholly owned by FinCo Holdings. MSI is wholly owned by Holdings. As a result of the Merger and the Reorganization, Michaels Holdings, LLC., an entity controlled by the affiliates of two investment firms, Bain Capital Partners, LLC and The Blackstone Group L.P. (collectively, together with their applicable affiliates, the "Sponsors") acquired substantially all of the common stock of the Company, which is not publicly traded.

Subsequent to the Reorganization, on July 29, 2013, FinCo Holdings and FinCo Inc. issued $800 million aggregate principal amount of 7.50%/8.25% PIK Toggle Notes due 2018 ("PIK Notes"). The PIK Notes were issued in a private transaction. Interest payments on the PIK Notes are due February 1 and August 1 of each year until maturity. The first two interest payments and the last interest payment are required to be paid entirely in cash. All other interest payments must be made in cash, except that all or a portion of the interest on the PIK Notes may be paid by increasing the principal amount of the outstanding PIK Notes or by issuing additional PIK Notes depending on the amount of cash dividends that can be paid by the Company under our credit agreements governing our Restated Revolving Credit Facility and Restated Term Loan Facility (the "Senior Secured Credit Facilities"), the terms of the indentures governing our outstanding notes and the terms of our other indebtedness outstanding at the time. The proceeds from the debt issuance were approximately $783 million, after deducting the initial purchasers' discount and estimated fees and expenses. FinCo Holdings distributed the net proceeds to the Company and the proceeds were used to fund a cash dividend to the Company's equity and equity-award holders and pay related fees and expenses.

The PIK Notes are senior unsecured obligations of FinCo Holdings and FinCo Inc. The indenture governing the PIK Notes contains restrictive covenants that apply to FinCo Holdings and its restricted subsidiaries, including MSI, Holdings and their subsidiaries, and a breach of such covenants would cause FinCo Holdings and FinCo Inc. to be in default under the indenture governing the PIK Notes.